Intangible assets other than goodwill	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about intangible assets [abstract]
Intangible assets other than goodwill	Intangible assets other than goodwill
Intangible asset impairment charges
Impairment charges during the three months and six months ended June 30, 2025 amounted to $43 million recognized in Cost of net sales in the Condensed Consolidated Income Statement due to the full impairment of a currently marketed product cash generating unit ("CGU") in the Vision Care reportable segment due to discontinuation of commercialization of the product.
Impairment charges during the three months and six months ended June 30, 2024 amounted to $9 million recognized in Research & development in the Condensed Consolidated Income Statement due to the full impairment of an acquired IPR&D CGU in the Surgical reportable segment due to discontinuation of the project.